================================================================================


                                 FMC SELECT FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 1997

ADVISED BY:
FIRST MANHATTAN CO.


================================================================================
                                                                    FMC-F-003-04

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 30.5% for the year ended October 31, 1997, compared to a total return of 27.2% for the Fund's benchmark, which is an 80% weighting of the S&P 500 Composite Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. While we are obviously gratified by the one year results, we urge investors to focus on the long term. From inception on May 8, 1995 through October 31, 1997 the Fund had a total return of 79.0% versus 70.4% for the benchmark. As of October 31, 1997, 81% of the Fund's assets were invested in equities, well within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash equivalents.

                                 TOTAL RETURN 1
--------------------------------------------------------------------------------
                         One Year       Annualized
                         Return         Inception 2
                                         to Date
--------------------------------------------------------------------------------
                         30.51%           26.43%
--------------------------------------------------------------------------------
   Comparison of Change in the Value of a $10,000 Investment in the FMC Select Fund, versus the S&P 500 Composite Index, the Merrill 1-10 Year Corporate/ Government Index, and an 80/20 blend of the above S&P and Merrill Indices

                              [Line Graph Omitted]

Plot points are as follows:
                     FMC                       80/20 Blend
                   Select                      of S&P and
                    Fund                     Merrill Indices
5/31/95            10,000                        10,000
10/31/95           10,844                        10,873
10/31/96           13,445                        13,093
10/31/97           17,547                        16,656

                              [Line Graph Omitted]

Plot points are as follows:
                     FMC                 S&P 500             Merrill 1-10 Year
                   Select               Composite               Corp./Gov't
                    Fund                  Index                    Index
5/31/95            10,000                10,000                   10,000
10/31/95           10,844                11,005                   10,353
10/31/96           13,445                13,654                   10,948
10/31/97           17,547                18,039                   11,781


1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
2 The FMC Select Fund commenced operations on May 8, 1995.

We remain focused on owning good businesses, selling at what we believe are attractive valuations. This discipline keeps us centered on fundamentals such as return on equity, free cash flow and a valuation that we believe provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and historically less cyclical exposure than the overall economy. While these qualities may be underappreciated after six consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise appreciably.

The following table, which compares the weighted average of certain key measures of the equity portion of the Fund with those of the components of the S&P Industrials Index, highlights our investment strategy.

--------------------------------------------------------------------------------
                                      FMC SELECT FUND      S&P INDUSTRIALS INDEX
                                      ---------------      ---------------------
QUALITY
-------
Return-on-Equity (ROE) [1]                  24%                    18%
Period Needed to Retire
   Debt from Free Cash Flow [2]              2 Years                4 Years
Estimated Annual EPS Growth
   for 1997-2001                            13%                     8%

VALUATION
---------
1998 Estimated Price/Earnings               16.3X                  19.9X
--------------------------------------------------------------------------------

[1] The ROE is based on net income for the trailing four quarters ended 9/30/97 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the Fund's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the Fund's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprise's underlying economics, i.e. the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.

                              PORTFOLIO COMPOSITION

                               [Pie Chart Omitted]


Pie chart showing percentages of Portfolio Investments are as follows:



                                    Media 15%
                              Financial Services 9%
                                    Retail 9%
                            Corporate Obligations 8%
                           Food, Beverage & Tobacco 8%
                                  Railroads 2%
                             Auto & Truck Related 2%
                       Miscellaneous Business Services 3%
                           Hotels, Lodging & Gaming 3%
                                  Technology 3%
                        U.S. Gov't Agency Obligations 4%
                                  Packaging 4%
                                  Healthcare 4%
                             Specialty Chemicals 4%
                              Consumer Products 4%
                          U.S. Treasury Obligations 4%
                           Miscellaneous Industries 7%
                                   Banking 7%

% of Total Fund Investments

Two of the Fund's largest equity positions, Harte-Hanks Communications and W.R. Grace, have benefited from actions which management took to unlock shareholder value since we last reported to you.

Harte-Hanks Communications' (HHS) management took advantage of the robust media environment to sell its newspaper and broadcasting properties for $775 million or about 11X operating cash flow. After the sale HHS has the leading positions in both direct marketing and "shopper" newspapers, along with a debt-free balance sheet and about $3 per share in net cash. The direct marketing business now accounts for about 70% of operating income and has been growing at 15-25% annually for many years. This business is well positioned to benefit from the shift of advertising dollars away from hard-to-measure broad-based media advertising towards more measurable, targeted and efficient direct marketing. This trend is likely to intensify as media deregulation and demassification further fragment the channels through which advertisers traditionally reached specific demographic groups. HHS's position as the only firm capable of offering clients all parts of the direct marketing process, coupled with its ability to significantly increase customer response rates from its "data mining" skills, have made it the industry's outstanding franchise (95% customer retention rate).

HHS's shopper newspaper business, while slower growing than direct marketing, is both profitable (30% pre-tax return on assets) and, given the business's minimal capital needs, a virtual cash flow machine. The recent acquisition of Disney's shopper business at about 9X operating cash flow significantly strengthens HHS's franchise. Most of the Disney zones are adjacent to HHS's existing California zones, presenting significant opportunities to rationalize printing, distribution and sourcing. We estimate HHS's 1998 EPS at $1.70-$1.80, depending upon how quickly management redeploys the proceeds from the asset sales into acquisitions and share repurchases. This would equate to a P/E multiple of under 20X or 3-10 P/E multiples below that of well run, but smaller and less predictable direct marketing firms.

W.R. Grace continued to benefit from management's ongoing restructuring. Following the sale of its water treatment business and the tax-free sale of National Medical Care in 1996, Grace plans to sell Cryovac, its prized packaging division, to Sealed Air (SEE, also a holding) in a tax-free transaction consisting of 0.52 shares of SEE common and 0.47 shares of SEE convertible preferred per Grace share. SEE, in addition to controlling about one-half of the market for the bubble packaging that folks love to pop, is perhaps the best managed packaging company. SEE's EPS has grown 40% annually since the 1989 recap, when management created significant shareholder benefit by paying out a special dividend almost equal to the then current stock price.

The combination of Cryovac and SEE will create a packaging powerhouse with significant opportunities for revenue synergy and cost reduction. Our position in Grace creates SEE at about 17X 1999 estimated EPS of $2.90. SEE has visible 20-25% EPS growth for the next 3-4 years and significant free cash flow. We may also see additional value created by Grace's management in the remaining businesses, which are catalysts, construction chemicals and container sealants.

Please feel free to call us with any questions or comments on the Fund.

Sincerely yours,

/S/ SIGNATURE                /S/ SIGNATURE                      /S/ SIGNATURE

Bernard Groveman             William McElroy                    A. Byron Nimocks
Equity Manager               Fixed Income Manager               Equity Manager

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
FMC Select Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of FMC Select Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund of The Advisors' Inner Circle Fund as of October 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, PA
December 12, 1997

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 1997


                                                                  Market
                                                                   Value
FMC SELECT FUND                                     Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK (81.2%)
AUTO & TRUCK RELATED (2.1%)
   Mark IV Industries ............................  23,593      $    572
   Snap-On Tools .................................  23,200           998
                                                                --------
                                                                   1,570
                                                                --------
BANKS (6.9%)
   Charter One Financial .........................   8,048           468
   Compass Bancshares ............................  23,100           871
   Dime Bancorp ..................................  52,100         1,250
   North Fork Bancorp ............................  63,000         1,855
   TF Financial ..................................  32,000           753
                                                                --------
                                                                   5,197
                                                                --------
CONSUMER PRODUCTS (4.1%)
   Ekco Group .................................... 168,600         1,170
   Kimberly-Clark ................................  28,600         1,485
   Tupperware ....................................  17,500           439
                                                                --------
                                                                   3,094
                                                                --------
FINANCIAL SERVICES (8.8%)
   Freddie Mac ...................................  72,000         2,727
   Fannie Mae ....................................  23,000         1,114
   Fidelity National Financial ...................  25,760           560
   Household International .......................  15,415         1,746
   Northern Trust ................................   8,700           509
                                                                --------
                                                                   6,656
                                                                --------
FOOD, BEVERAGE & TOBACCO (7.3%)
   Philip Morris .................................  51,820         2,053
   Schweitzer-Mauduit International ..............  51,100         2,153
   UST ...........................................  43,800         1,311
                                                                --------
                                                                   5,517
                                                                --------
HEALTHCARE (3.6%)
   Johnson & Johnson .............................   7,400           425
   Schering Plough ...............................  40,600         2,276
                                                                --------
                                                                   2,701
                                                                --------
HOTELS, LODGING & GAMING (2.6%)
   Harrah's Entertainment* .......................  25,050           493
   Red Roof Inns* ................................  98,800         1,519
                                                                --------
                                                                   2,012
                                                                --------
MEDIA (14.9%)
   Cognizant ...................................... 86,300         3,382
   E.W. Scripps ................................... 13,000           545
   Gannett ........................................ 40,800         2,145
   Harte-Hanks Communications ..................... 98,850         3,435
   Metromail* ..................................... 25,000           495
   Omnicom Group .................................. 18,400         1,299
                                                                --------
                                                                  11,301
                                                                --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 1997


                                                                   Market
                                                                    Value
FMC SELECT FUND (continued)                          Shares         (000)
--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (3.3%)
   Manpower .......................................  29,200      $  1,121
   Olsten .........................................  88,500         1,350
                                                                 --------
                                                                    2,471
                                                                 --------
MISCELLANEOUS INDUSTRIES (6.7%)
   Blount International ...........................  22,000         1,156
   IDEX ........................................... 104,400         3,510
   Stanley Works ..................................   9,500           401
                                                                 --------
                                                                    5,067
                                                                 --------
PACKAGING (4.1%)
   Grace, W.R. ....................................  35,350         2,404
   Sealed Air* ....................................  13,600           701
                                                                 --------
                                                                    3,105
                                                                 --------
RAILROADS (1.9%)
   Burlington Northern Santa Fe ....................  8,600           817
   Union Pacific ...................................  9,801           600
                                                                 --------
                                                                    1,417
                                                                 --------
RETAIL (8.2%)
   Baker (J) ....................................... 46,200           335
   Dollar General .................................. 80,741         2,670
   InterTAN* .......................................258,500         1,325
   Tandy ........................................... 54,200         1,863
                                                                 --------
                                                                    6,193
                                                                 --------
SPECIALTY CHEMICALS (3.7%)
   Ethyl ...........................................117,300         1,012
   Great Lakes Chemical ............................ 25,300         1,189
   McWhorter Technologies* ......................... 24,300           627
                                                                 --------
                                                                    2,828
                                                                 --------
TECHNOLOGY (3.0%)
   First Data ...................................... 79,400         2,308
                                                                 --------
TOTAL COMMON STOCK
   (Cost $42,813) ..................................               61,437
                                                                 --------


PREFERRED STOCK (0.0%)
   Fresenius National Medical Care* ................ 20,400             1
                                                                 --------
TOTAL PREFERRED STOCK
   (Cost $0) .......................................                    1
                                                   .             --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 1997


                                                       Face       Market
                                                      Amount       Value
FMC SELECT FUND (continued)                            (000)       (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (7.6%)
   Aon
        7.400%, 10/01/02 ..........................   $150       $   157
   BellSouth Trust MTN
        9.190%, 07/01/03 ..........................    183           199
   Block Financial Corp.
        6.750%, 11/01/04 ..........................    470           474
   Commercial Credit
        7.750%, 03/01/05 ..........................    150           161
   Eastman Kodak
        9.750%, 10/01/04 ..........................    300           357
   GEICO
        7.500%, 04/15/05 ..........................    200           214
   General Motors
        8.950%, 07/02/09 ..........................    200           222
   Gerber Products
        9.000%, 10/15/06 ..........................    255           299
   Grace, W.R.
        8.000%, 08/15/04 ..........................    200           215
   IBM Bond Backed Certificate
        7.350%, 06/01/17 ..........................    520           556
   Manufactures & Trader Trust
        8.125%, 12/01/02 ..........................    250           268
   Marriott International
        7.875%, 04/15/05 ..........................    375           401
   May Department Stores
        9.750%, 02/15/21 ..........................    415           524
   Philip Morris
        7.250%, 01/15/03 ..........................    200           207
        7.200%, 02/01/07 ..........................    300           306
   Simon DeBartolo
        6.875%, 11/15/06 ..........................    400           406
   Taubman Realty Group
        7.000%, 10/01/03 ..........................    400           401
   Union Pacific
        7.600%, 05/01/05 ..........................    250           266
   United Postal Savings Association
        9.000%, 07/26/99 ..........................    150           157
                                                                --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $5,661) ..................................                5,790
                                                                --------


U.S. GOVERNMENT AGENCY OBLIGATIONS (3.5%)
   AID-Israel Ser 1-A
        7.750%, 04/01/98 ...........................    43            43
   Farm Credit System
        9.375%, 07/21/03 ...........................   200           231
   Freddie Mac
        6.830%, 06/15/05 ...........................   250           253


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 1997


                                                       Face       Market
                                                      Amount       Value
FMC SELECT FUND (concluded)                            (000)       (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
   Fannie Mae
        6.595%, 12/01/03 ..........................   $496      $    498
        6.800%, 08/27/12                               400           410
   Government Trade Trust Ser 1995A
        8.010%, 03/01/07 ..........................    241           263
   Guaranteed Export Certificates
        7.460%, 12/15/05 ..........................    369           388
   Guaranteed Trade Trust Ser A
        7.020%, 09/01/04 ..........................    175           180
   Small Business Administration Ser 1996-10F
        6.500%, 11/01/06 ..........................    360           366
                                                                --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $2,590)                                                   2,632
                                                                --------
U.S. TREASURY OBLIGATIONS (4.0%)
   U.S. Treasury Bills**
        5.060%, 01/22/98 ..........................     12            12
        4.990%, 02/05/98 ..........................    424           418
        5.020%, 02/19/98 ..........................    262           258
   U.S. Treasury Notes
        5.875%, 10/31/98 ..........................    250           251
        9.125%, 05/15/99 ..........................    255           268
        8.750%, 08/15/00 ..........................    250           269
        8.000%, 05/15/01 ..........................    250           268
        7.500%, 11/15/01 ..........................    250           265
        6.375%, 08/15/02 ..........................    250           256
        6.250%, 02/15/03 ..........................    250           255
        6.250%, 02/15/07 ..........................    500           512
                                                                --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $2,977) ..................................                3,032
                                                                --------
TOTAL INVESTMENTS (96.3%)
   (Cost $54,041) .................................               72,892
                                                                --------
OTHER ASSETS AND LIABILITIES, NET (3.7%)                           2,799
 ..................................................             --------
NET ASSETS:
   Portfolio Shares (unlimited
   authorization -- no par value)
   based on 4,501,123 outstanding
   shares of beneficial interest ..................               52,282
   Undistributed net investment income ............                   55
   Accumulated net realized gain on investments ...                4,503
   Net unrealized appreciation on investments .....               18,851
                                                                --------
TOTAL NET ASSETS (100.0%) .........................              $75,691
                                                                ========
   Net Asset Value, Offering and Redemption
      Price Per Share ............................                $16.82
                                                                ========

*  NON-INCOME PRODUCING SECURITY
** DISCLOSURE REPRESENTS YIELD TO MATURITY ON OCTOBER 31, 1997
MTN--MEDIUM TERM NOTE
SER--SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                               11/01/96
                                                              to 10/31/97
FMC SELECT FUND                                                  (000)
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income........................................    $    701
   Interest Income .......................................         678
--------------------------------------------------------------------------------
     Total Investment Income..............................       1,379
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ..............................         505
   Investment Advisory Fee Waiver ........................         (46)
   Administrative Fees ...................................         126
   Custodian Fees ........................................           6
   Professional Fees .....................................          30
   Transfer Agent Fees ...................................          25
   Printing Fees .........................................          18
   Directors' Fees .......................................           6
   Registration and Filing Fees ..........................          10
   Insurance and Other Fees ..............................           6
   Amortization of Deferred Organizational Costs .........           8
--------------------------------------------------------------------------------
     Total Expenses ......................................         694
--------------------------------------------------------------------------------
       Net Investment Income .............................         685
   Net Realized Gain from Securities Sold ................       4,502
   Net Unrealized Appreciation of Investment Securities ..      11,311
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments .....      15,813
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations...     $16,498
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                    11/1/96         11/1/95
                                                  to 10/31/97     to 10/31/96
FMC SELECT FUND                                      (000)           (000)
--------------------------------------------------------------------------------

Investment Activities:
   Net Investment Income.......................   $     685        $    423
   Net Realized Gain on Securities Sold .......       4,502           1,531
   Net Change in Unrealized Appreciation
     of Investment Securities .................      11,311           5,592
--------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
        from Operations........................      16,498           7,546
--------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ......................        (681)           (425)
   Realized Capital Gains......................      (1,500)            (77)
--------------------------------------------------------------------------------
     Total Distributions ......................      (2,181)           (502)
--------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued ..............................      15,537          14,642
   Shares Issued in Lieu of Cash Distributions        2,131             418
   Shares Redeemed ............................      (4,203)         (1,397)
--------------------------------------------------------------------------------
   Increase in Net Assets Derived
      from Capital Share Transactions..........      13,465          13,663
--------------------------------------------------------------------------------
     Total Increase in Net Assets .............      27,782          20,707
--------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ........................      47,909          27,202
--------------------------------------------------------------------------------
   End of Period ..............................     $75,691         $47,909
================================================================================
Shares Issued and Redeemed:
   Shares Issued ..............................       1,069           1,168
   Shares Issued in Lieu of
      Cash Distributions ......................         152              32
   Shares Redeemed ............................        (290)           (109)
--------------------------------------------------------------------------------
     Net Increase in Share Transactions .......         931           1,091
================================================================================
    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period


                                                                                                                Ratio      Ratio
          Net                                                          Net                 Net                  of Net   of Expenses
         Asset             Realized and Distributions Distributions   Asset               Assets     Ratio    Investment to Average
         Value      Net     Unrealized     from Net       from        Value                End    of Expenses   Income   Net Assets
       Beginning Investment  Gains on     Investment     Capital       End    Total     of Period to Average  to Average (Excluding
       of Period   Income   Securities      Income        Gains     of Period Return      (000)   Net Assets  Net Assets   Waivers)
       --------- ---------- ----------- ------------- ------------- --------- ------    --------- ----------- ---------- -----------
---------------
FMC SELECT FUND
---------------
1997    $13.42     0.16        3.81         (0.16)       (0.41)      $16.82   30.51%     $75,691     1.10%       1.08%       1.17%
1996    $10.97     0.14        2.48         (0.14)       (0.03)      $13.42   23.99%     $47,909     1.10%       1.10%       1.20%
1995(1) $10.00     0.10        0.96         (0.09)         --        $10.97   10.60%(3)  $27,202     1.10%*      1.96%*      1.57%*


            Ratio
           of Net
         Investment
           Income
         to Average
         Net Assets  Portfolio   Average
         (Excluding   Turnover  Commission
          Waivers)     Rate      Rate (2)
        ----------- --------- ----------
---------------
FMC SELECT FUND
---------------
1997        1.01%     21.71%    $0.0590
1996        1.00%     24.39%    $0.0600
1995(1)     1.49%*     1.87%       --




 *  Annualized
(1) The FMC Select Fund commenced operations on May 8, 1995.
(2) Average commission rate paid per share for the security purchases and sales made during the period.
(3) Total return is for the period indicated and has not been annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

October 31, 1997

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios, three of which have not commenced operations as of October 31, 1997. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (concluded)                        FMC SELECT FUND

October 31, 1997

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $35,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $14,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.20% of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to reimburse Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets of the Fund. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1997 are as follows:

                                            (000)
                                          ---------
Purchases
  Government ..........................  $   2,025
  Other ...............................     21,198
Sales
  Government ..........................  $   3,817
  Other ...............................     56,090

At October 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1997, is as follows:

                                            (000)
                                          ---------
Aggregate gross unrealized
  appreciation ........................    $ 19,879
Aggregate gross unrealized
  depreciation ........................     (1,028)
                                           --------
Net unrealized appreciation ...........    $ 18,851
                                           ========

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)



For shareholders that do not have an October 31, 1997 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1997 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1997, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                             (A)            (B)
                          LONG TERM      ORDINARY            (C)
                        CAPITAL GAIN      INCOME            TOTAL           (D)           (E)           (F)
                        DISTRIBUTIONS  DISTRIBUTIONS    DISTRIBUTIONS   QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO           (TAX BASIS)    (TAX BASIS)      (TAX BASIS)   DIVIDENDS(1)    INTEREST     TAX CREDIT
     -------            ------------   ------------     ------------   ------------  ------------  ------------
FMC Select Fund              23%            77%            100%             74%            0%             0%
---------------

(1) Qualifying  dividends  represent  dividends  which qualify for the corporate dividends received deduction.
  * Items (A)and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

================================================================================


                                      FUND:
                                 FMC SELECT FUND
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                               SEI FUND RESOURCES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

FMC-F-003-04
================================================================================